UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2019 (May 31, 2019)

DBUB GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-28767	88-0403070
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

No. 108 ShangCheng Road, Suite 2-2204

Pudong New District, Shanghai, China 200120

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+086-156-18521412

(REGISTRANT’S TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 1, 2019, our independent auditor, MJF & Associates, APC (“MJF”) advised the Board of Directors of DBUB Group, Inc. (the “Company”, “we”, or “us”) in writing that they were to resigned as auditor of the Company effective on May 31, 2019. The auditor’s report of MJF on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the consolidated financial statements of the Company for the years ended December 31, 2018 and 2017 contained an uncertainty about the Company’s ability to continue as a going concern.

From 2014 when MJF was engaged as our auditor, through MJF’s resignation, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and MJF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MJF would have caused MJF to make reference to the subject matter thereof in its reports for such fiscal years and interim period, except for (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K as follows:

During the years ended December 31, 2018 and 2017, and through the interim period ended May 31, 2019, there were the following “reportable events”. As disclosed in Part I, Item 4 of the Company’s Form 10-Q for the quarter ended March 31, 2019, the Company’s management determined that the Company’s internal controls over financial reporting were not effective as of the end of such period due to the existence of material weaknesses related to the following:

(i)	The Company’s inability to record transactions and provide disclosures in accordance with US GAAP. The current staff in our accounting department is inexperienced in US GAAP. They need substantial training to meet the demands of a US public company. The accounting skills and understanding necessary to fulfill the requirements of US GAAP-based reporting, including the preparation of financial statements and consolidation, are inadequate.

These material weaknesses have not been remediated as of the date of this Current Report on Form 8-K.

We furnished a copy of this disclosure to MJF and have requested that MJF furnish us with a letter addressed to the SEC stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We have received the requested letter from MJF, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document	Location
16.1	Letter from MJF & Associates, APC dated June 19, 2019	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DBUB GROUP, INC.

Date: June 20, 2019	By:	/s/ Zinan Zhou
	Name:	Zinan Zhou
	Title:	Chief Executive Officer and Director (Principal Executive Officer)

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